Exhibit 10.3
LASERCARD CORPORATION

NON-STATUTORY STOCK OPTION AGREEMENT

THIS NON-STATUTORY STOCK OPTION AGREEMENT (the “Agreement”) is effective as of June 2, 2008, by and between LASERCARD CORPORATION, a Delaware corporation (the “Corporation”), and Robert T. DeVincenzi (“Optionee”), on the terms and conditions set forth below to which Optionee accepts and agrees:

1.           The Corporation hereby grants to Optionee the “Stock Option” described below:

Number of Shares Subject to Stock Option:                   220,000

Date of Grant:                                                                      June 2, 2008

Exercise Price:                                                                      $7.115 per share

The Stock Option is not granted under the Corporation’s 2004 Equity Incentive Compensation Plan, as amended (the “Plan”); however, unless otherwise defined in this Agreement, the definitions contained in Section 2 of the Plan are hereby incorporated by reference.  Since the Stock Option is not covered by the S-8 Registration Statement governing the Plan, the Corporation agrees to prepare and file with the Securities and Exchange Commission at its expense an S-8 Registration Statement covering the Stock Option and the shares of Common Stock issuable upon its exercise.

2.           The Stock Option is granted to purchase the number of shares of authorized but unissued $0.01 par value Common Stock of the Corporation specified in Section 1 hereof (the “Shares”).  The Stock Option shall expire, and all rights to exercise it shall terminate on the tenth anniversary of the Date of Grant, unless sooner terminated under the terms of this Agreement.  This Stock Option is intended by the Corporation and Optionee to be a non-qualified stock option for income tax purposes.  This Option is granted as an inducement to Optionee’s acceptance of employment with the Corporation.

3.           Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

(a)          The Stock Option may not be exercised in whole or in part at any time prior to the one-year anniversary of the Date of Grant.

(b)          Optionee may exercise the Stock Option as to one-fourth of the shares on or after the one-year anniversary of the Date of Grant.

(c)          Optionee may exercise the Stock Option as to an additional 1/16th of the Shares on or after the end of each complete three (3)-month period following the one-year anniversary of the Date of Grant, meaning that Optionee may exercise the Stock Option in full on or after the four-year anniversary of the Date of Grant.

(d)          The right to exercise the Stock Option shall be cumulative.  Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a share, or for any share for which the Stock Option is not exercisable.

4.           Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the Common Stock of the Corporation received pursuant to the exercise of such Stock Option, including compliance with the Corporation’s insider trading policies.

5.           The Stock Option shall not become exercisable unless and until the Corporation has determined that:  (a) it and Optionee have taken all actions required to register such shares under the Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof; (b) any applicable listing requirement of any stock exchange or securities market on which such shares are listed has been satisfied; and (c) all other applicable provisions of state and federal law have been satisfied.  The Corporation will not permit Optionee to exercise the Stock Option if the issuance of shares at that time would violate any law or regulation.  The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of the Shares pursuant to exercise of the Stock Option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Corporation stock as to which such approval shall not have been obtained.  However, the Corporation shall use its best efforts to obtain such approval.

6.           Neither the vesting schedule nor any other provision in this Agreement shall impose upon the Corporation any obligation to retain Optionee in its employ or under contract for any period, or otherwise change the employment-at-will status of Optionee.  The Corporation and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any or no reason, with or without notice while the Optionee may likewise resign and terminate Optionee’s Service at any time.

7.           This option grant shall lapse on the earliest of the following events:

(a)          The tenth anniversary of the Date of Grant;

(b)          The first anniversary of Optionee’s death;

(c)          The first anniversary of the date Optionee ceases to render Services due to Total and Permanent Disability;

(d)          Ninety (90) days after the date that Optionee ceases to render Service for any reason other than his death or Total and Permanent Disability unless the Optionee dies within such ninety (90) day period; or

(e)          The date Optionee files or has filed against him a petition in bankruptcy.

8.           In order to exercise the Stock Option, Optionee must notify the Corporation by obtaining from and returning to the Human Resources Department of the Corporation  a   “Notice of Exercise of Stock Option” form.  The returned notice must be signed and completed, specifying for example how many Shares Optionee wishes to purchase and how the Shares should be registered.  The notice will be effective when it is received by the Corporation.  If someone else wants to exercise the Option after Optionee’s death, that person must prove to the Corporation’s satisfaction that he or she is entitled to do so.  When submitting the notice of exercise, Optionee must include payment of Exercise Consideration which is the Exercise Price times the number of Shares for which the Stock Option is being exercised.  The Exercise Consideration shall be payable in full in cash upon each exercise of the Stock Option except that Optionee may also pay the Exercise Consideration by surrendering shares of the Corporation’s registered common stock in good form for transfer, owned by Optionee and having a Fair Market Value on the date of exercise equal to the Exercise Consideration.  However, Optionee shall not surrender shares in payment of the Exercise Price if such action would cause the Corporation to recognize additional compensation expense with respect to the Stock Option for financial reporting purposes as compared to if Optionee had paid cash to exercise the Option.  Optionee may pay in any combination of cash and such shares as long as the sum of the cash so paid and the Fair Market Value of the shares so surrendered equals the Exercise Consideration.

Payment may be made all or in part by delivery (on a form prescribed by the Compensation Committee (the “Committee”)) of an irrevocable direction to a securities broker to sell the shares resulting from the exercise and to deliver all or part of the sale proceeds to the Corporation in payment of part or all of the aggregate exercise price along with any taxes due pursuant to Section 17.

9.           In the event of Optionee’s death, the Stock Option shall not be transferable by Optionee other than by will or the laws of descent and distribution.  During the lifetime of Optionee, the rights granted by this Agreement shall be exercisable only by Optionee or Optionee’s conservator or legal representative and shall not be assignable or transferable except as described below.  For instance, Optionee may not sell the Stock Option or use it as security for a loan.  If Optionee attempts to do any of these things, the Stock Option will immediately become invalid.  Regardless of any marital property settlement agreement, the Corporation is not obligated to honor a notice of exercise from Optionee’s former spouse, nor is the Corporation obligated to recognize Optionee’s former spouse’s interest in the Stock Option in any other way.

However, the Committee may, in its sole discretion, allow Optionee to transfer the Stock Option as a gift to one or more family members.  For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing Optionee’s household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which Optionee or one or more of these persons control the management of assets, and any entity in which Optionee or one or more of these persons own more than 50% of the voting interest.

In addition, the Committee may, in its sole discretion, allow you to transfer the Stock Option to Optionee’s spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow Optionee to transfer the Stock Option only if both Optionee and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

10.           If Optionee ceases to render Service for any reason other than his death or Total and Permanent Disability, Optionee shall have the right, subject to the provisions of this section, to exercise the Stock Option held by Optionee at any time within ninety (90) days after termination of Optionee’s Service, but not beyond the otherwise applicable term of the Option and only to the extent that on such date of termination of Service Optionee’s right to exercise such Option had vested.  The Corporation has discretion to determine when Optionee’s Service terminates for all purposes of this Agreement and its determinations are final, conclusive and binding on all persons.  For purposes of this section, Service shall not terminate while Optionee is an active employee of the Corporation, or is on military leave, sick leave, or other bona fide leave of absence if the leave was approved by the Company in writing but Optionee’s Service terminates when the approved leave ends, unless the Optionee immediately returns to active Service.  If Optionee goes on a leave of absence or commences working part-time, then the vesting schedule may be adjusted in accordance with the Corporation’s policies or an agreement between Optionee and the Corporation pertaining to such leave of absence or part-time work.

11.           If Optionee dies while in Service, or after ceasing to be in Service but during the period while he could have exercised an Option under Section 10, the Stock Option granted to Optionee may be exercised, to the extent it had vested at the time of death, at any time within twelve (12) months after Optionee’s death, by the executors or administrators of his estate or by any person or persons who acquire the Stock Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Stock Option.

12.           If Optionee ceases to render Service due to Total and Permanent Disability, the Stock Option granted to Optionee may be exercised to the extent it had vested at the time of cessation and at any time within twelve (12) months after Optionee’s termination of employment, but not beyond the otherwise applicable term of the Stock Option.

13.           Optionee, or a transferee of Optionee, shall have no rights as a shareholder of the Corporation with respect to any Shares for which the Stock Option is exercisable until the date of the issuance of a stock certificate for such Shares.  No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

14.           Except as expressly provided in this section, Optionee shall have no rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, or spin-off or split-off of assets or stock of another corporation.  Any issuance by the Corporation of shares, options or securities convertible into shares or options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares for which this Stock Option is exercisable.

(a)  Stock Splits.  In the event of a stock split, reverse stock split, stock dividend, or other like event, or other reclassification or reorganization, the number of shares, class of stock, and Exercise Price of the Stock Option shall be adjusted so that Optionee would receive upon exercise of the Stock Option the same number of shares of the same class of stock for the same aggregate Exercise Price as though Optionee had exercised the Stock Option immediately prior to such event and held the shares so acquired when the event occurred.

(b)  Spin-Offs.  In the event of a spin-off, split-off, or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in  the number of Shares covered by the Stock Option and the Exercise Price.

(c)  Dissolution.  To the extent not previously exercised or settled, the Stock Option shall terminate immediately prior to the dissolution or liquidation of the Corporation.

(d)  Mergers.  Except to the extent provided in the last sentence of Section 19 of this Agreement, in the event that the Corporation is a party to a merger or other reorganization, this Agreement and Stock Option shall be subject to the agreement of merger or reorganization.  Such agreement shall provide for:

(i)           The continuation of the Option if the Corporation is a surviving corporation;

(ii)          The assumption of the Option by the surviving corporation or its parent or subsidiary;

(iii)         The substitution by the surviving corporation or its parent or subsidiary of its own option for the Option;

(iv)         Full acceleration of the expiration date of the outstanding unexercised Awards to a date not earlier than thirty (30) days after notice to the Participant; or

(v)          Settlement of the full value of the outstanding Option in cash or cash equivalents  (including deferred compensation pending vesting) followed by cancellation of the Option.

The board of directors of the Corporation (the “Board”) or the Committee may from time to time issue guidelines as to what arrangements it deems appropriate for an agreement of merger or reorganization to contain. The guidelines currently issued by the Board are listed in Exhibit A hereof.  These guidelines may be changed at any time without notice.  Accordingly, Optionee has no vested right with respect to the arrangements which may be made upon the occurrence of such an event.  Furthermore, the Company and Employee have entered into an Executive Employment Agreement which, as provided in last sentence of Section 19 below, shall supersede any contrary provision in this Agreement.

15.           The grant of this Stock Option shall not affect or restrict in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

16.           The Committee may grant Optionee the right to exercise the Stock Option prior to the complete vesting of such Stock Option.  Without limiting the generality of the foregoing, the Committee may provide that if the Stock Option is exercised prior to having completely vested, the Shares issued upon such exercise shall remain subject to vesting at the same rate as under the Stock Option so exercised and shall be subject to a right, but not an obligation, of repurchase by the Corporation with respect to all unvested Shares if Optionee ceases to be an Employee for any reason.  For the purposes of facilitating the enforcement of any such right of repurchase, at the request of the Committee, Optionee shall enter into joint escrow instructions with the Corporation and deliver every certificate for his unvested Shares with a stock power executed in blank by Optionee and by Optionee’s spouse, if required for transfer.

17.           In the event the Corporation or an Affiliate determines that it is required to withhold or otherwise pay on Optionee’s behalf federal, state, or local taxes in connection with the exercise of an Option or the disposition of Shares issued pursuant to the exercise of an Option, Optionee or any person succeeding to the rights of Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Corporation or the Affiliate to enable it to satisfy such withholding requirements or to make such payments on Optionee’s behalf.  Optionee understands that under tax law in effect as of the Date of Grant, the spread between the Fair Market Value on the date of exercise and the Exercise Price would be ordinary income to Optionee and the Corporation would be required to withhold (if Optionee was then an Employee) or pay on Optionee’s behalf (if Optionee was no longer an Employee) tax on such spread at rates provided by Federal and state tax laws.

18.           In granting options hereunder, neither the Corporation nor any Affiliate makes any representations or undertakings with respect to the initial qualification or treatment of Options under federal or state tax or securities laws.  The Corporation and each Affiliate expressly disavows the creation of any rights in Optionee, or beneficiaries of any obligations on the part of the Corporation, any Affiliate or the Committee, except as expressly provided herein.

19.           This Agreement is governed by California law.  It constitutes the entire agreement and understanding of the Corporation and Optionee concerning its subject matter, superseding all prior agreements and understandings concerning its subject matter, whether oral or written, including, without limitation, any offer letter between the Corporation and Optionee.   This Agreement may only be amended by a writing executed by the Chairman of the Board of the Corporation (or by another officer duly authorized by a resolution duly adopted by the Board and expressly addressing this Option) and by Optionee.  Notwithstanding the forgoing, the Corporation and Optionee have entered into a Executive Employment Agreement to which this Option is subject; to the extent of an inconsistency between such agreement and this Agreement, that agreement shall govern.

20.           Optionee is an accredited investor by virtue of being the President of the Corporation and a member of its board of directors.  Optionee represents that Optionee is obtaining this Option for Optionee’s own account, for investment, and not with a view to or for sale in connection with any distribution of the Option.  Optionee represents that Optionee has had the opportunity to ask questions of and receive answers from the Corporation concerning the terms of the Stock Option and the Corporation and thereby has obtained all the information desired in order to decide whether to enter into this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Corporation by its duly authorized officer, effective as of the date first written above.

                                LASERCARD CORPORATION

                                By  /s/ Bernard C. Bailey
                                      Bernard C. Bailey, Chairman of the Board

                                OPTIONEE

                                /s/Robert T. DeVincenzi
                                Robert T. DeVincenzi

Exhibit A

Policy Guidelines For Adjustment Of  Stock Options In The Event Of An Acquisition

Background

The Employee’s stock option agreements provide that in the event of a merger or other recapitalization, the Board of Directors shall make appropriate adjustments to the terms of the outstanding options. Those agreements give only minor guidance as to what adjustments would be considered “appropriate.”

Policy

(1) In the event of the acquisition of all or substantially all of the Corporation’s assets or capital stock, adjustments are deemed “appropriate” if:

(a) the vested portion of options may be exercised prior to the acquisition on not less than 30 days’ notice; and

(b) arrangements are made so that subject to continued employment of the optionee with the successor corporation, the unvested portion of options will receive one of the following benefits:

(i) a replacement option that can be exercised on the same vesting schedule at the same total exercise price to purchase the stock or other securities of the successor corporation that would have been received had the unvested option shares been outstanding at the time of the acquisition; or

(ii) a cash payment made with respect to each option share at the time of vesting equal to the excess of the per-share value paid for the acquisition (whether in cash or in securities of the successor corporation) over the option exercise price.

(2) In the event the employment relationship between the employee and the successor corporation is terminated within one year of the date of the sale of the Corporation, it is intended that 100% of the remaining unvested portion of all options held by such employee on the date of the sale of the Corporation would vest and remain exercisable for at least 90 days after the termination, provided that:

(a) the employee had been employed by the Corporation continuously (except for approved leaves of absence) for at least two years prior to the date of the sale of the Corporation; and

(b) the employment relationship of the successor corporation and the employee was not terminated by either:

(i) resignation by the employee; or

(ii) by the successor corporation due to acts of moral turpitude on the part of the employee such as theft, embezzlement, fraud, dishonesty, misappropriation or conversion of funds committed against the Corporation or successor corporation, or due to the employee’s material breach of an agreement with the Corporation or successor corporation concerning disclosure and ownership of inventions, conflict of interest, or confidentiality of information.

In the event the successor corporation had not assumed outstanding Corporation options but rather was paying deferred compensation whenever Corporation options vested, then the successor corporation would pay the employee the amount corresponding to such accelerated vesting.

Effect

This policy guideline may be changed at any time by the Stock Option Committee or the Corporation’s Board of Directors. It does not constitute a part of this Plan. The right of the Corporation or its successors to terminate the employment of an optionee, with or without cause, shall not be affected by this guideline.

LASERCARD CORPORATION

NON-STATUTORY STOCK OPTION AGREEMENT

THIS NON-STATUTORY STOCK OPTION AGREEMENT (the “Agreement”) is effective as of June 2, 2008, by and between LASERCARD CORPORATION, a Delaware corporation (the “Corporation”), and Robert T. DeVincenzi (“Optionee”), on the terms and conditions set forth below to which Optionee accepts and agrees:

1.             The Corporation hereby grants to Optionee the “Stock Option” described below:

Number of Shares Subject to Stock Option:                   330,000

Date of Grant:                                                                      June 2, 2008

Exercise Price:                                                                      $7.115 per share

The Stock Option is not granted under the Corporation’s 2004 Equity Incentive Compensation Plan, as amended (the “Plan”); however, unless otherwise defined in this Agreement, the definitions contained in Section 2 of the Plan are hereby incorporated by reference.  Since the Stock Option is not covered by the S-8 Registration Statement governing the Plan, the Corporation agrees to prepare and file with the Securities and Exchange Commission at its expense an S-8 Registration Statement covering the Stock Option and the shares of Common Stock issuable upon its exercise.

2.           The Stock Option is granted to purchase the number of shares of authorized but unissued $0.01 par value Common Stock of the Corporation specified in Section 1 hereof (the “Shares”).  The Stock Option shall expire, and all rights to exercise it shall terminate on the tenth anniversary of the Date of Grant, unless sooner terminated under the terms of this Agreement.  This Stock Option is intended by the Corporation and Optionee to be a non-qualified stock option for income tax purposes.  This Option is granted as an inducement to Optionee’s acceptance of employment with the Corporation.

3.           Optionee shall have the right to exercise the Stock Option in installments in accordance with the following schedule if prior to five years from the Date of Grant, the closing trading price of the Corporation’s stock on the Nasdaq Global Market (or the primary stock exchange or market on which the Corporation’s Common Stock is subsequently listed) for any twenty (20) consecutive trading days exceeds the threshold price per share shown below:

Stock Price Threshold	Number of Shares Exercisable

$10.00	60,000

$13.00	60,000

$16.00	70,000

$19.00	70,000

$22.00	70,000

The right to exercise the Stock Option shall be cumulative so that for example the Stock Option will only be fully exercisable if such closing stock price has so exceeded $22.00.  Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a share, or for any share for which the Stock Option is not exercisable.

4.           Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the Common Stock of the Corporation received pursuant to the exercise of such Stock Option, including compliance with the Corporation’s insider trading policies.

5.           The Stock Option shall not become exercisable unless and until the Corporation has determined that:  (a) it and Optionee have taken all actions required to register such shares under the Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof; (b) any applicable listing requirement of any stock exchange or securities market on which such shares are listed has been satisfied; and (c) all other applicable provisions of state and federal law have been satisfied.  The Corporation will not permit Optionee to exercise the Stock Option if the issuance of shares at that time would violate any law or regulation.  The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of the Shares pursuant to exercise of the Stock Option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Corporation stock as to which such approval shall not have been obtained.  However, the Corporation shall use its best efforts to obtain such approval.

6.           Neither the vesting schedule nor any other provision in this Agreement shall impose upon the Corporation any obligation to retain Optionee in its employ or under contract for any period, or otherwise change the employment-at-will status of Optionee.  The Corporation and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any or no reason, with or without notice while the Optionee may likewise resign and terminate Optionee’s Service at any time.

7.           This option grant shall lapse on the earliest of the following events:

(a)          The tenth anniversary of the Date of Grant;

(b)          The first anniversary of Optionee’s death;

(c)          The first anniversary of the date Optionee ceases to render Services due to Total and Permanent Disability;

(d)          Ninety (90) days after the date that Optionee ceases to render Service for any reason other than his death or Total and Permanent Disability unless the Optionee dies within such ninety (90) day period; or

(e)          The date Optionee files or has filed against him a petition in bankruptcy.

8.           In order to exercise the Stock Option, Optionee must notify the Corporation by obtaining from and returning to the Human Resources Department of the Corporation  a   “Notice of Exercise of Stock Option” form.  The returned notice must be signed and completed, specifying for example how many Shares Optionee wishes to purchase and how the Shares should be registered.  The notice will be effective when it is received by the Corporation.  If someone else wants to exercise the Option after Optionee’s death, that person must prove to the Corporation’s satisfaction that he or she is entitled to do so.  When submitting the notice of exercise, Optionee must include payment of Exercise Consideration which is the Exercise Price times the number of Shares for which the Stock Option is being exercised.  The Exercise Consideration shall be payable in full in cash upon each exercise of the Stock Option except that Optionee may also pay the Exercise Consideration by surrendering shares of the Corporation’s registered common stock in good form for transfer, owned by Optionee and having a Fair Market Value on the date of exercise equal to the Exercise Consideration.  However, Optionee shall not surrender shares in payment of the Exercise Price if such action would cause the Corporation to recognize additional compensation expense with respect to the Stock Option for financial reporting purposes as compared to if Optionee had paid cash to exercise the Option.  Optionee may pay in any combination of cash and such shares as long as the sum of the cash so paid and the Fair Market Value of the shares so surrendered equals the Exercise Consideration.

Payment may be made all or in part by delivery (on a form prescribed by the Compensation Committee (the “Committee”)) of an irrevocable direction to a securities broker to sell the shares resulting from the exercise and to deliver all or part of the sale proceeds to the Corporation in payment of part or all of the aggregate exercise price along with any taxes due pursuant to Section 17.

9.           In the event of Optionee’s death, the Stock Option shall not be transferable by Optionee other than by will or the laws of descent and distribution.  During the lifetime of Optionee, the rights granted by this Agreement shall be exercisable only by Optionee or Optionee’s conservator or legal representative and shall not be assignable or transferable except as described below.  For instance, Optionee may not sell the Stock Option or use it as security for a loan.  If Optionee attempts to do any of these things, the Stock Option will immediately become invalid.  Regardless of any marital property settlement agreement, the Corporation is not obligated to honor a notice of exercise from Optionee’s former spouse, nor is the Corporation obligated to recognize Optionee’s former spouse’s interest in the Stock Option in any other way.

However, the Committee may, in its sole discretion, allow Optionee to transfer the Stock Option as a gift to one or more family members.  For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing Optionee’s household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which Optionee or one or more of these persons control the management of assets, and any entity in which Optionee or one or more of these persons own more than 50% of the voting interest.

In addition, the Committee may, in its sole discretion, allow you to transfer the Stock Option to Optionee’s spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow Optionee to transfer the Stock Option only if both Optionee and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

10.           If Optionee ceases to render Service for any reason other than his death or Total and Permanent Disability, Optionee shall have the right, subject to the provisions of this section, to exercise the Stock Option held by Optionee at any time within ninety (90) days after termination of Optionee’s Service, but not beyond the otherwise applicable term of the Option and only to the extent that on such date of termination of Service Optionee’s right to exercise such Option had vested.  The Corporation has discretion to determine when Optionee’s Service terminates for all purposes of this Agreement and its determinations are final, conclusive and binding on all persons.  For purposes of this section, Service shall not terminate while Optionee is an active employee of the Corporation, or is on military leave, sick leave, or other bona fide leave of absence if the leave was approved by the Company in writing but Optionee’s Service terminates when the approved leave ends, unless the Optionee immediately returns to active Service.  If Optionee goes on a leave of absence or commences working part-time, then the vesting schedule may be adjusted in accordance with the Corporation’s policies or an agreement between Optionee and the Corporation pertaining to such leave of absence or part-time work.

11.           If Optionee dies while in Service, or after ceasing to be in Service but during the period while he could have exercised an Option under Section 10, the Stock Option granted to Optionee may be exercised, to the extent it had vested at the time of death, at any time within twelve (12) months after Optionee’s death, by the executors or administrators of his estate or by any person or persons who acquire the Stock Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Stock Option.

12.           If Optionee ceases to render Service due to Total and Permanent Disability, the Stock Option granted to Optionee may be exercised to the extent it had vested at the time of cessation and at any time within twelve (12) months after Optionee’s termination of employment, but not beyond the otherwise applicable term of the Stock Option.

13.           Optionee, or a transferee of Optionee, shall have no rights as a shareholder of the Corporation with respect to any Shares for which the Stock Option is exercisable until the date of the issuance of a stock certificate for such Shares.  No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

14.           Except as expressly provided in this section, Optionee shall have no rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, or spin-off or split-off of assets or stock of another corporation.  Any issuance by the Corporation of shares, options or securities convertible into shares or options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares for which this Stock Option is exercisable.

(a)  Stock Splits.  In the event of a stock split, reverse stock split, stock dividend, or other like event, or other reclassification or reorganization, the number of shares, class of stock, and Exercise Price of the Stock Option shall be adjusted so that Optionee would receive upon exercise of the Stock Option the same number of shares of the same class of stock for the same aggregate Exercise Price as though Optionee had exercised the Stock Option immediately prior to such event and held the shares so acquired when the event occurred.  The number of shares that will vest pursuant to Section 3 at each stock threshold price, and the stock threshold prices, will be adjusted in the same manner.

(b)  Spin-Offs.  In the event of a spin-off, split-off, or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in  the number of Shares covered by the Stock Option and the Exercise Price.

(c)  Dissolution.  To the extent not previously exercised or settled, the Stock Option shall terminate immediately prior to the dissolution or liquidation of the Corporation.

(d)  Mergers.  Except to the extent provided in the last sentence of Section 19 of this Agreement, in the event that the Corporation is a party to a merger or other reorganization, this Agreement and Stock Option shall be subject to the agreement of merger or reorganization.  Such agreement shall provide for:

(i)           The continuation of the Option if the Corporation is a surviving corporation;

(ii)          The assumption of the Option by the surviving corporation or its parent or subsidiary;

(iii)         The substitution by the surviving corporation or its parent or subsidiary of its own option for the Option;

(iv)         Full acceleration of the expiration date of the outstanding unexercised Awards to a date not earlier than thirty (30) days after notice to the Participant; or

(v)          Settlement of the full value of the outstanding Option in cash or cash equivalents  (including deferred compensation pending vesting) followed by cancellation of the Option.

The board of directors of the Corporation (the “Board”) or the Committee may from time to time issue guidelines as to what arrangements it deems appropriate for an agreement of merger or reorganization to contain. The guidelines currently issued by the Board are listed in Exhibit A hereof.  These guidelines may be changed at any time without notice.  Accordingly, Optionee has no vested right with respect to the arrangements which may be made upon the occurrence of such an event.  Furthermore, the Company and Employee have entered into an Executive Employment Agreement which, as provided in last sentence of Section 19 below, shall supersede any contrary provision in this Agreement.

15.           The grant of this Stock Option shall not affect or restrict in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

16.           The Committee may grant Optionee the right to exercise the Stock Option prior to the complete vesting of such Stock Option.  Without limiting the generality of the foregoing, the Committee may provide that if the Stock Option is exercised prior to having completely vested, the Shares issued upon such exercise shall remain subject to vesting at the same rate as under the Stock Option so exercised and shall be subject to a right, but not an obligation, of repurchase by the Corporation with respect to all unvested Shares if Optionee ceases to be an Employee for any reason.  For the purposes of facilitating the enforcement of any such right of repurchase, at the request of the Committee, Optionee shall enter into joint escrow instructions with the Corporation and deliver every certificate for his unvested Shares with a stock power executed in blank by Optionee and by Optionee’s spouse, if required for transfer.

17.           In the event the Corporation or an Affiliate determines that it is required to withhold or otherwise pay on Optionee’s behalf federal, state, or local taxes in connection with the exercise of an Option or the disposition of Shares issued pursuant to the exercise of an Option, Optionee or any person succeeding to the rights of Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Corporation or the Affiliate to enable it to satisfy such withholding requirements or to make such payments on Optionee’s behalf.  Optionee understands that under tax law in effect as of the Date of Grant, the spread between the Fair Market Value on the date of exercise and the Exercise Price would be ordinary income to Optionee and the Corporation would be required to withhold (if Optionee was then an Employee) or pay on Optionee’s behalf (if Optionee was no longer an Employee) tax on such spread at rates provided by Federal and state tax laws.

18.           In granting options hereunder, neither the Corporation nor any Affiliate makes any representations or undertakings with respect to the initial qualification or treatment of Options under federal or state tax or securities laws.  The Corporation and each Affiliate expressly disavows the creation of any rights in Optionee, or beneficiaries of any obligations on the part of the Corporation, any Affiliate or the Committee, except as expressly provided herein.

19.           This Agreement is governed by California law.  It constitutes the entire agreement and understanding of the Corporation and Optionee concerning its subject matter, superseding all prior agreements and understandings concerning its subject matter, whether oral or written, including, without limitation, any offer letter between the Corporation and Optionee.   This Agreement may only be amended by a writing executed by the Chairman of the Board of the Corporation (or by another officer duly authorized by a resolution duly adopted by the Board and expressly addressing this Option) and by Optionee.  Notwithstanding the forgoing, the Corporation and Optionee have entered into a Executive Employment Agreement to which this Option is subject; to the extent of an inconsistency between such agreement and this Agreement, that agreement shall govern.

20.           Optionee is an accredited investor by virtue of being the President of the Corporation and a member of its board of directors.  Optionee represents that Optionee is obtaining this Option for Optionee’s own account, for investment, and not with a view to or for sale in connection with any distribution of the Option.  Optionee represents that Optionee has had the opportunity to ask questions of and receive answers from the Corporation concerning the terms of the Stock Option and the Corporation and thereby has obtained all the information desired in order to decide whether to enter into this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Corporation by its duly authorized officer, effective as of the date first written above.

                                LASERCARD CORPORATION

                                By  /s/Bernard C. Bailey
                                      Bernard C. Bailey, Chairman of the Board

                                OPTIONEE

                                /s/Robert T. DeVincenzi
                                Robert T. DeVincenzi

Exhibit A

Policy Guidelines For Adjustment Of  Stock Options In The Event Of An Acquisition

Background

The Employee’s stock option agreements provide that in the event of a merger or other recapitalization, the Board of Directors shall make appropriate adjustments to the terms of the outstanding options. Those agreements give only minor guidance as to what adjustments would be considered “appropriate.”

Policy

(1) In the event of the acquisition of all or substantially all of the Corporation’s assets or capital stock, adjustments are deemed “appropriate” if:

(a) the vested portion of options may be exercised prior to the acquisition on not less than 30 days’ notice; and

(b) arrangements are made so that subject to continued employment of the optionee with the successor corporation, the unvested portion of options will receive one of the following benefits:

(i) a replacement option that can be exercised on the same vesting schedule at the same total exercise price to purchase the stock or other securities of the successor corporation that would have been received had the unvested option shares been outstanding at the time of the acquisition; or

(ii) a cash payment made with respect to each option share at the time of vesting equal to the excess of the per-share value paid for the acquisition (whether in cash or in securities of the successor corporation) over the option exercise price.

(2) In the event the employment relationship between the employee and the successor corporation is terminated within one year of the date of the sale of the Corporation, it is intended that 100% of the remaining unvested portion of all options held by such employee on the date of the sale of the Corporation would vest and remain exercisable for at least 90 days after the termination, provided that:

(a) the employee had been employed by the Corporation continuously (except for approved leaves of absence) for at least two years prior to the date of the sale of the Corporation; and

(b) the employment relationship of the successor corporation and the employee was not terminated by either:

(i) resignation by the employee; or

(ii) by the successor corporation due to acts of moral turpitude on the part of the employee such as theft, embezzlement, fraud, dishonesty, misappropriation or conversion of funds committed against the Corporation or successor corporation, or due to the employee’s material breach of an agreement with the Corporation or successor corporation concerning disclosure and ownership of inventions, conflict of interest, or confidentiality of information.

In the event the successor corporation had not assumed outstanding Corporation options but rather was paying deferred compensation whenever Corporation options vested, then the successor corporation would pay the employee the amount corresponding to such accelerated vesting.

Effect

This policy guideline may be changed at any time by the Stock Option Committee or the Corporation’s Board of Directors. It does not constitute a part of this Plan. The right of the Corporation or its successors to terminate the employment of an optionee, with or without cause, shall not be affected by this guideline.